AMENDMENT NO. 3
to the
MATTEL, INC. DEFERRED COMPENSATION AND PIP EXCESS PLAN (POST-2004)

WHEREAS, Mattel, Inc. (“Mattel”) maintains the Mattel, Inc. Deferred Compensation and PIP Excess Plan (Post-2004) (the “Plan”);
WHEREAS, pursuant to Section 9.10(a) of the Plan, the Board of Directors of Mattel (the “Board”) or the Compensation Committee of the Board has the right to amend the Plan in whole or in part from time to time; and
WHEREAS, the Compensation Committee desires to amend the plan to revise the Company Automatic Contribution and Matching Contribution formulas consistent with the revisions made to the Mattel, Inc. Personal Investment Plan effective as of July 1, 2015.
NOW, THEREFORE, pursuant to Section 9.10(a) of the Plan, the Plan is hereby amended, effective as of the dates specified herein, as follows:

1.	Section 3.2 of the Plan shall be amended effective as of July 1, 2015 to read as follows:
“3.2 Company Automatic Contributions.  Within five business days of each Payroll Date, the Company Automatic Account of each eligible Participant shall be credited with the Company Automatic Contributions.  The Company Automatic Contributions shall be determined by subtracting the amount of the Company contribution allocated to the Participant’s “Company automatic contribution account” under any Company Retirement Plan for the Payroll Date from an amount equal to a percentage of the Participant’s Base Salary for such Payroll Date according to the Participant’s attained age as of the last day of the preceding month, as follows:

“Participant’s Age as of Last Day of Preceding Month	Percentage of Compensation
Under 40 years	3%
40 years but less than 45 years	4%
45 years but less than 50 years	5%
50 years but less than 55 years	6%
55 years and older	7%
Notwithstanding the above, the Company reserves the right in its sole discretion to change the Company Automatic Contributions for a Plan Year prior to the conclusion of the applicable Election Period.”

2.	Sections 3.3(a), (b) and (c) of the Plan shall be deleted and replaced with the following Sections 3.3(a), (b), (c), (d) and (e), effective as of July 1, 2015:

(a)
Company Matching Deferral Subaccount Prior to July 6, 2015. For each pay period of each Plan Year commencing prior to July 6, 2015, the Company Matching Contributions allocated to the Company Matching Deferral Subaccount shall be an amount equal to the sum of (i) and (ii) below:

(i)	an amount equal to 100% of the first 2% of the Participant’s Deferrals of Base Salary into the Deferral Account for such Payroll Date.

(ii)	an amount equal to 50% of the next 4% of the Participant’s Deferrals of Base Salary into the Deferral Account for such Payroll Date.

(b)
Company Matching Excess 401(k) Deferrals Subaccount Prior to July 6, 2015. For each pay period of each Plan Year commencing prior to July 6, 2015, the Company Matching Contributions allocated to the Company Matching Excess 401(k) Deferrals Subaccount shall be an amount equal to the sum of (i) and (ii) below:

(i)	an amount equal to 100% of the first 2% of the Participant’s Base Salary deferred to the Excess 401(k) Deferrals Account for such Payroll Date.

(ii)	an amount equal to 50% of the first 4% of the Participant’s Base Salary deferred to the Excess 401(k) Deferrals Account for such Payroll Date.

(c)
Company Matching Deferral Subaccount On and After July 6, 2015. For each pay period of each Plan Year commencing on and after July 6, 2015, the Company Matching Contributions allocated to the Company Matching Deferral Subaccount shall be an amount equal to 50% of the first 6% of the Participant’s Deferrals of Base Salary into the Deferral Account for such Payroll Date.

(d)
Company Matching Excess 401(k) Deferrals Subaccount On and After July 6, 2015. For each pay period of each Plan Year commencing on and after July 6, 2015, the Company Matching Contributions allocated to the Company Matching Excess 401(k) Deferrals Subaccount shall be an amount equal to 50% of the first 6% of the Participant’s Base Salary deferred to the Excess 401(k) Deferrals Account for such Payroll Date.

(e)
Notwithstanding the above, the Company reserves the right in its sole discretion to change the Company Matching Contributions for a Plan Year prior to the conclusion of the applicable Election Period.”

3.	Except as expressly or by necessary implication amended hereby, the Plan shall continue in full force and effect.
IN WITNESS WHEREOF, Mattel has caused this Amendment No. 3 to be executed, effective as of the dates specified herein.

MATTEL, INC.
By:	/s/ Richard Gros
Richard Gros Executive Vice President &Chief Human Resources Officer
Dated:	November 20, 2015